Exhibit 10.5

Execution Original

FIRST AMENDMENT TO ESCROW AGREEMENT

THIS FIRST AMENDMENT TO ESCROW AGREEMENT is entered into as of October 17, 2007, in order to amend that certain Escrow Agreement, dated as of July 2, 2007 (the “Escrow Agreement”), by and among NAUTILUS, INC., a Washington corporation (“Nautilus”), TREURIVER INVESTMENTS LIMITED, a British Virgin Islands company (“Seller”), MICHAEL C. BRUNO, as representative of the Seller (the “Representative”) and U.S. BANK NATIONAL ASSOCIATION, as escrow agent (the “Escrow Agent”).

1.	Exhibit A to the Escrow Agreement is hereby amended in its entirety to read as set forth in Exhibit A attached hereto.

2.	The Escrow Agent hereby acknowledges receipt of an executed Joint Instruction Letter in the form attached hereto as Exhibit B and shall, in accordance with such Joint Instruction Letter, (i) distribute Twelve Million Five Hundred Thousand United States Dollars (US$12,500,000) to Seller, together with all interest accrued on the Escrow Property and held in Escrow, and (ii) distribute Twelve Million Five Hundred Thousand United States Dollars (US$12,500,000) to Nautilus.

3.	The opening sentence of Section 3(a) of the Escrow Agreement is hereby amended to read in its entirely as follows: “On Closing, but no later than January 20, 2008, Nautilus and the Representative may deliver to the Escrow Agent signed instructions in substantially the form of Exhibit A hereto (the “Closing Release Instructions).”

4.	The reference to January 2, 2008 in Section 3(b) of the Escrow Agreement is hereby changed to January 20, 2008.

5.	Except as expressly set forth herein, the Escrow Agreement shall continue in full force and effect in accordance with its terms.

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IN WITNESS WHEREOF, the parties have entered into this First Amendment as of the date first written above.

NAUTILUS, INC.

By:
Print Name:
Title:

TREURIVER INVESTMENTS LIMITED

By:	Print Name:
Title:

MICHAEL C. BRUNO, as Representative

U.S. BANK NATIONAL ASSOCIATION,
as ESCROW AGENT

By:
Print Name:
Title:

EXHIBIT A

To: U.S. Bank National Association Attn: Olaleye Fadahunsi 60 Livingston Avenue St. Paul, Minnesota 55107 Facsimile: (651) 495-8087 E-mail: olaleye.fadahunsi@usbank.com	, 200 .

CLOSING RELEASE INSTRUCTIONS

Dear Sirs:

We refer to the Escrow Agreement, dated as of July 2, 2007, as amended by First Amendment thereto dated as of October 17, 2007 (the “Agreement”), among the undersigned, Seller, the Representative and you, as Escrow Agent. Terms defined in the Agreement and not otherwise defined herein are used herein as therein defined.

We confirm that the Closing under the Purchase Agreement occurred on •, 200            and hereby irrevocably authorize and direct you to deliver One Million United States Dollars (US$1,000,000) from the Escrow Property to [Escrow Agent named in Indemnification and Escrow Agreement], and thereafter to release all remaining Escrow Property funds from escrow and pay such funds to the Representative.

Very truly yours,

NAUTILUS, INC.

EXHIBIT PURPOSES ONLY, NO SIGNATURE REQUIRED

By:
Print Name:
Title:

EXHIBIT A

EXHIBIT B

To: U.S. Bank National Association Attn: Olaleye Fadahunsi 60 Livingston Avenue St. Paul, Minnesota 55107 Facsimile: (651) 495-8087 E-mail: olaleye.fadahunsi@usbank.com	October 17, 2007.

JOINT INSTRUCTION LETTER

THIS JOINT INSTRUCTION LETTER is delivered pursuant to that certain Escrow Agreement, dated as of July 2, 2007 (the “Escrow Agreement”), by and among NAUTILUS, INC., a Washington corporation (“Nautilus”), TREURIVER INVESTMENTS LIMITED, a British Virgin Islands company (“Seller”), MICHAEL C. BRUNO, as representative of the Seller (“Representative”) and U.S. BANK NATIONAL ASSOCIATION, as escrow agent (the “Escrow Agent”).

Pursuant to Section 3(c) of the Escrow Agreement, Nautilus and the Representative hereby instruct the Escrow Agent to (i) immediately release Twelve Million Five Hundred Thousand United States Dollars (US$12,500,000) from the Escrow Property to Seller, together with all interest accrued on the Escrow Property and currently held in Escrow, and (ii) immediately release Twelve Million Five Hundred Thousand United States Dollars (US$12,500,000) from the Escrow Property to Nautilus. Nautilus hereby acknowledges and agrees that the US$12,500,000 released from the Escrow Property is delivered to Seller as a non-refundable deposit and Nautilus shall have no further claim to such funds.

NAUTILUS, INC.

EXHIBIT PURPOSES ONLY, NO SIGNATURE REQUIRED

By:
Print Name:
Title:

EXHIBIT PURPOSES ONLY, NO SIGNATURE REQUIRED

MICHAEL C. BRUNO, as Representative

EXHIBIT B

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